UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 31, 2006
                                (Date of Report)

                          MIDNIGHT HOLDINGS GROUP, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                   33-22142                 55-0681106
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)          Identification No.)

                                 22600 HALL ROAD
                                    SUITE 205
                           CLINTON TOWNSHIP, MI 48036
                    (Address of principal executive offices)

                                 (586) 468-8741
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM. 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

COCCO EMPLOYMENT AGREEMENT

        On January 12, 2007, the Registrant entered into an employment agreement with Mr. Nicolas A. Cocco ("COCCO"), its President and Chief Executive Officer (the "COCCO AGREEMENT"). The Cocco Agreement has an initial term of three years, subject to automatic one-year renewals unless terminated by Cocco or the Registrant upon at least 90 days notice prior to the end of the then scheduled expiration date.

        The Cocco Agreement provides for a base annual salary of (a) $275,000 during the first year of the Cocco Agreement (the "FIRST YEAR BASE SALARY"), (b) $355,000 during the second year of the Cocco Agreement, and (c) $395,000 during the third year of the Cocco Agreement and for the remainder of the term of the Cocco Agreement. In addition, Cocco's base salary shall be subject to review annually by the Registrant's Board of Directors (the "BOARD") and may be increased (but not decreased) based upon: (i) salaries being paid to executives at companies comparable to the Registrant and (ii) achievement of gross sales targets established by the Board. The Company shall also provide to Cocco a Company-owned or leased vehicle suitable and appropriate for Cocco to perform his duties under the Cocco Employment Agreement. Cocco is permitted to use the Registrant-owned or leased vehicle for personal use so long as it is not used for any purpose that violates applicable law or is detrimental to the Registrant. In lieu of a Company-owned or leased vehicle, but only with the consent of Cocco, the Registrant may pay an automobile allowance to Cocco in an amount sufficient to provide Cocco with such Company-owned or leased vehicle.

        The Cocco Agreement provides for the payment of a cash bonus of:

        1. 50% of the First Year Base Salary in the first year of the Cocco Agreement (in addition to other cash bonuses that may be earned under the Cocco Agreement) if the Registrant has Overall System Wide Sales (as defined in the Cocco Agreement) of at least $5,800,000 for the fiscal year ended December 31, 2007.

        2. 50% of the First Year Base Salary in the first year of the Cocco Agreement (in addition to other cash bonuses that may be earned under the Cocco Agreement) if each of the following objectives are met by the Registrant by the end of fiscal year ending December 31, 2007:

                a.  Establishment   of  new   relationships  or  maintenance  of
                    existing relationships necessary to finance the current operations of the company;

                b. Increase of the number of All Night Auto branded facility operations by a minimum of 30%; and

                c.  Increase of Overall System Wide Sales by a minimum of 25%.

        3. 25% of the First Year Base Salary in the first year of the Cocco Agreement (in addition to other cash bonuses that may be earned under the Cocco Agreement) if the Registrant meets each of the following objectives by the end of the fiscal year ended December 31, 2007:

                a. Increase of the gross revenues of the Registrant by at least 20%; and

                b. Increase of the Midnight Auto Franchise Corp. Revenues (as defined in the Cocco Agreement) by at least 15%.

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        The Cocco  Agreement  provides  for  payment  of a  discretionary  bonus following the end of each fiscal year of the Registrant. In addition, the Cocco Agreement provides that cash bonuses for fiscal years ending December 31, 2008 and December 31, 2009 shall be based upon certain financial and business milestones as established by the Registrant's board of directors (or committee thereof) after consultation with Cocco prior to each anniversary of the Cocco Agreement.

        The Cocco Agreement provides for the grant under the a stock option plan to be adopted by the Registrant to Cocco of stock options to acquire shares of common stock, par value $0.00005 (the "COMMON STOCK"), in an aggregate amount equal to 18.9% of the Registrant's issued and outstanding capital stock as of the date of the Cocco Agreement. The stock options vest, if at all, in equal annual installments, over the initial three year term of the Cocco Agreement. The stock options shall be exercisable for 5 years and have an exercise price equal to 110% of the fair market value per share of the Common Stock as of the date of grant. In connection with such grant, Cocco has agreed to enter into the Registrant's standard stock option agreement which will incorporate the foregoing vesting schedule. The stock options may not be assigned or otherwise transferred by Cocco, except as provided in such stock option plan or by law.

        The Cocco Agreement provides that if the Registrant terminates Cocco's employment without Good Cause (as defined in the Cocco Agreement), Cocco is entitled to the following severance: (a) his base salary for the remainder of the initial term of the Cocco Agreement or the then current renewal term; (b) an amount equal to three months of Cocco's then current base annual salary, which is payable in cash within 30 days of his termination without Good Cause; (c) his employee benefit plans, if any, for the remainder of the initial term of the Cocco Agreement or the then current renewal term; and (d) all stock options that are scheduled to vest during the initial term of the Cocco Agreement shall be accelerated and deemed to have vested as of the date of Cocco's termination without Good Cause. All stock options that have vested (or been deemed to have vested) as of the date of Cocco's termination without Good Cause will remain exercisable for a period of 90 days.

        The Cocco Agreement provides that if Cocco's employment is terminated due to his death or Total Disability (as defined in the Cocco Agreement), Cocco is entitled to the following severance: (a) his then current base salary through the date of death or Total Disability and for the six-month period immediately following the date of death or Total Disability as well as any other accrued and unpaid benefits and (b) any stock options that are scheduled to vest on the next succeeding anniversary of the Cocco Agreement shall be accelerated and deemed to have vested as of the date of Cocco's death or Total Disability. Stock options that have not vested, if any, after the vesting described in the preceding sentence, will be forfeited to the Registrant. Stock Options that have vested
(or been deemed to have vested) as of the date of Cocco's death or Total Disability will remain exercisable for one year following such date.

        The Cocco Agreement provides that if the Registrant terminates Cocco's employment due to a Termination Without Cause Pursuant to a Merger (as defined in the Cocco Agreement), Cocco is entitled to the following severance: (a) his base salary through the date of the Termination Without Cause Pursuant to a Merger and for a period of 6 months thereafter; (b) an amount equal to the pro rata portion (based upon a 365 day year) of any cash bonuses which Cocco is entitled to receive under the Cocco Agreement, if any; and (c) all stock options that are scheduled to vest during the initial term of the Cocco Agreement shall be accelerated and deemed to have vested as of the date of Cocco's Termination Without Cause Pursuant to Merger. Stock Options that have vested (or been deemed to have vested) as of the date of such termination shall remain exercisable for a period of ninety (90) days.

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

        As partial  consideration for the severance  provisions contained in the
Cocco  Agreement,   Cocco  has  also  agreed  to  certain   non-competition  and
non-solicitation provisions contained in the Cocco Agreement.

        To the extent that it becomes necessary for Cocco to make personal guarantees to various customers, clients, vendor, suppliers or other persons or entities in order to induce such persons or entities to initiate or continue relations with the Registrant, the Registrant has agreed to indemnify Cocco for, and hold him harmless against, any personal guarantee made to any such customer, client, vendor, supplier or other person or entity. In addition, if Cocco's employment is terminated for any reason, the Registrant has further agreed to cause any customer, client, vendor, supplier or other person or entity receiving such personal guarantee to release Cocco from such personal guarantee.

        The Company has also agreed, subject to compliance with procedures of the Registrant, to reimburse Cocco for all reasonable, ordinary and necessary travel, entertainment, meal and lodging expenses incurred by Cocco on behalf of the Registrant during the term of the Cocco Agreement. Cocco is entitled to participate under any pension, salary deferral or profit sharing plan now existing or hereafter created for employees of the Registrant upon terms and conditions equivalent to those which the Registrant may provide for other key management employees.

KOHL EMPLOYMENT AGREEMENT

        On January 12, 2007, the Registrant entered into an employment agreement with Mr. Richard J. Kohl ("KOHL"), its President and Chief Financial Officer (the "KOHL AGREEMENT"). The Kohl Agreement has an initial term of three years, subject to automatic one-year renewals unless terminated by Cocco or the Registrant upon at least 90 days notice prior to the end of the then scheduled expiration date.

        The Kohl Agreement provides for a base annual salary of $200,000, which is subject to review annually by the Registrant and may be increased or decreased based on: (a) salaries being paid to executives at companies comparable to the Registrant and (b) achievement of gross and net profit management as established by the Registrant. The Kohl Agreement has an initial term of three years, subject to automatic one-year renewals unless terminated by Kohl or the Registrant upon at least 90 days notice prior to the end of the then scheduled expiration date.

        The Kohl Agreement provides for payment of a discretionary bonus following the end of each fiscal year of the Registrant of up to 50% of Kohl's then current base annual alary.

        The Kohl Agreement provides for the grant under the a stock option plan to be adopted by the Registrant to Kohl of stock options to acquire shares of Common Stock in an aggregate amount equal to 2.5% of the Registrant's issued and outstanding capital stock as of the date of the Kohl Agreement. The stock options vest, if at all, in equal annual installments, over the initial three year term of the Kohl Agreement. The stock options shall be exercisable for 5 years and have an exercise price equal to 110% of the fair market value per share of the Common Stock as of the date of grant. In connection with such grant, Kohl has agreed to enter into the Registrant's standard stock option agreement which will incorporate the foregoing vesting schedule. The stock options may not be assigned or otherwise transferred by Kohl, except as provided in such stock option plan or by law.

        The Kohl Agreement provides that if the Registrant terminates Kohl's employment without Good Cause (as defined in the Kohl Agreement), Kohl is entitled to the following severance: (a) his base salary for the remainder of the initial term of the Kohl Agreement or the then current renewal term; (b) an amount equal to three months of Kohl's then current base annual salary, which is payable in cash within 30 days of his termination without Good Cause; (c) his employee benefit plans, if any, for the remainder of the initial term of the Kohl Agreement or the then current renewal term; and (d) all stock options that

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are  scheduled  to vest during the initial term of the Kohl  Agreement  shall be accelerated and deemed to have vested as of the date of Kohl's termination without Good Cause. All stock options that have vested (or been deemed to have vested) as of the date of Kohl's termination without Good Cause will remain exercisable for a period of 90 days.

        The Kohl Agreement provides that if Kohl's employment is terminated due to his death or Total Disability (as defined in the Kohl Agreement), Kohl is entitled to the following severance: (a) his then current base salary through the date of death or Total Disability and for the six-month period immediately following Kohl's death or Total Disability as well as any other accrued and unpaid benefits and (b) any stock options that are scheduled to vest on the next succeeding anniversary of the Kohl Agreement shall be accelerated and deemed to have vested as of the date of Kohl's death or Total Disability. Stock Options that have vested (or been deemed to have vested) as of the date of Kohl's death or Total Disability will remain exercisable for one year following such date. Any stock options that have not vested (or been deemed to have vested) as of the date of Kohl's death or Total Disability shall be forfeited to the Registrant as of such date.

        The Kohl Agreement provides that if the Registrant terminates Kohl's employment due to a Termination Without Cause Pursuant to a Merger (as defined in the Kohl Agreement), Kohl is entitled to the following severance: (a) his base salary through the date of the Termination Without Cause Pursuant to a Merger and for a period of 6 months thereafter; (b) an amount equal to the pro rata portion (based upon a 365 day year) of any cash bonuses which Kohl is entitled to receive under the Kohl Agreement, if any; and (c) all stock options that are scheduled to vest during the initial term of the Cocco Agreement shall be accelerated and deemed to have vested as of the date of Cocco's Termination Without Cause Pursuant to Merger. Stock Options that have vested (or been deemed to have vested) as of the date of such termination shall remain exercisable for a period of ninety (90) days.

        As partial  consideration for the severance  provisions contained in the
Kohl   Agreement,   Kohl  has  also  agreed  to  certain   non-competition   and
non-solicitation provisions contained in the Kohl Agreement.

        To the extent that it becomes necessary for Kohl to make personal guarantees to various customers, clients, vendor, suppliers or other persons or entities in order to induce such persons or entities to initiate or continue relations with the Registrant, the Registrant has agreed to indemnify Kohl for, and hold him harmless against, any personal guarantee made to any such customer, client, vendor, supplier or other person or entity. In addition, if Kohl's employment is terminated for any reason, the Registrant has further agreed to cause any customer, client, vendor, supplier or other person or entity receiving such personal guarantee to release Kohl from such personal guarantee.

        The Company has also agreed, subject to compliance with procedures of the Registrant, to reimburse Kohl for all reasonable, ordinary and necessary travel, entertainment, meal and lodging expenses incurred by Kohl on behalf of the Registrant during the term of the Kohl Agreement. Kohl is entitled to participate under any pension, salary deferral or profit sharing plan now existing or hereafter created for employees of the Registrant upon terms and conditions equivalent to those which the Registrant may provide for other key management employees.


ITEM. 2.03     CREATION OF A DIRECT  FINANCIAL  OBLIGATION OR AN OBLIGATION
               UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

ITEM. 3.02     UNREGISTERED SALES OF EQUITY SECURITIES


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CONVERSION OF INTEREST

        On December 31, 2006, in consideration for the waiver of certain interest obligations owed to a number of purchasers of the Registrant's callable convertible promissory notes (whose identities are set forth in the Exhibits to this 8-K) (the "Purchasers"), the Registrant agreed to convert such interest owed to the Investors into Callable Promissory Notes of the Registrant in the aggregate principal amount of $500,574.21 (the "Interest Notes"), convertible into shares of the Registrant's common stock, par value $0.00005 per share (the "Common Stock"). Each Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

               Each of the Interest Notes accrues interest at a rate of 2% per annum and matures on December 31, 2009. Any amount of principal or interest on the Interest Note which is not paid when due will bear interest at the rate of 15% per annum from the due date of the Interest Note until such principal and interest is paid. Each of the Interest Notes is convertible, at the option of the holder, into shares of Common Stock at a conversion ratio which reflects a discount to the average of the three lowest trading prices of the Common Stock for the 20 trading days immediately preceding conversion.

SALE OF NOTES AND WARRANTS

        On January 18, 2007, the Registrant entered into a Securities Purchase Agreement (the "Agreement") with a number of certain purchasers (whose identities are set forth in the Exhibits to this 8-K) (the "Purchasers") whereby the Purchasers agreed to purchase and the Registrant agreed to issue and sell, upon the terms and conditions set forth therein, (i) Callable Convertible Promissory Notes of the Registrant in the aggregate principal amount of Four Hundred Fifty Thousand Dollars ($450,000) (the "Notes"), convertible into shares of common stock, par value $.00005 per share, of the Registrant (the "Common Stock"), and (ii) Stock Purchase Warrants exercisable for an aggregate of Nine Hundred Thousand (900,000) shares of Common Stock (the "Warrants"). Each Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

        Each of the Notes accrues interest at a rate of 10% per annum and matures on January 18, 2010. Any amount of principal or interest on the Interest Note which is not paid when due will bear interest at the rate of 15% per annum from the due date of the Interest Note until such principal and interest is paid. Each of the Notes is convertible, at the option of the holder, into shares of Common Stock at a conversion ratio which reflects a discount to the average of the three lowest trading prices of the Common Stock for the 20 trading days immediately preceding conversion.

        Each of the Warrants is exercisable, at the option of the holder, for a period of five (5) years from the date of issuance, at an exercise price per share of Common Stock purchased equal to $0.04; provided, that if the Registrant defaults under an obligation to register the shares of Common Stock for which the Warrants are exercisable pursuant to the Securities Act at the time of exercise (as discussed below), the Warrants may be exercised on cashless basis.

        Contemporaneous with the execution and delivery of the Agreement, the parties thereto executed and delivered a Registration Rights Agreement (the "Registration Rights Agreement"), pursuant to which the Registrant granted certain registration rights under the Securities Act with respect to the Common Stock issuable upon conversion of the Notes and exercise of the Warrants ("Conversion Shares"). The Registrant is under an obligation to register such Conversion Shares pursuant to the Securities Act within 45 days of the closing of the above-referenced transaction.

        The Registrant sold and issued the Notes and the Warrants in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act and the rules and regulations promulgated

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pursuant thereto. In relying on such exemption,  the Registrant  considered that
the   transaction   was  the  result  of  non-public   offering  (for  which  no
advertisements or solicitations were made) to an affiliated group of four "accredited investors", with sophistication in investments of the same type as the Securities.

        In order to induce the Purchasers to purchase the Notes and the Warrants, the Registrant agreed to execute and deliver to the Purchasers (i) a Security Agreement, dated January 18, 2007, granting the Purchasers a security interest in the property of Registrant, and (ii) an Intellectual Property Security Agreement, dated January 18, 2007, granting the Purchasers a security interest in the intellectual property of the Registrant.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits

        4.1             Form of Common Stock Purchase Warrant

        10.1 Employment Agreement, dated January 12, 2007, between Registrant and Nicholas A. Cocco.

        10.2 Employment Agreement, dated January 12, 2007, between Registrant and Richard J. Kohl.

        10.3            Form  of  Callable  Secured   Convertible   Note,  dated
                        December 31, 2006

        10.4 Securities Purchase Agreement, dated January 18, 2007, by and among the Registrant and the Purchasers.

        10.5            Security Agreement, dated January 18, 2007, by and among
                        the  Registrant  and  the  secured   parties  listed  as
                        signatories thereto.

        10.6 Intellectual Property Security Agreement, dated January 18, 2007, by and among the Registrant and the secured parties listed as signatories thereto.

        10.7 Registration Rights Agreement, dated January 18, 2007, by and among the Registrant and the Purchasers.

        10.8            Form of Callable Secured Convertible Note, dated January
                        18, 2007

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 24, 2006
                           MIDNIGHT HOLDINGS GROUP, INC.


                           By:   /s/ Nicholas A. Cocco
                              --------------------------------------------------
                                 Name:   Nicholas A. Cocco
                                 Title:  President and Chief Executive Officer



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